UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon High Yield Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon High Yield Fund

ANNUAL REPORT December 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon High Yield Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon High Yield Fund (formerly, Dreyfus High Yield Fund), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by Chris Barris, Kevin Cronk and Leland Hart, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon High Yield Fund (formerly, Dreyfus High Yield Fund) Class A shares produced a total return of 14.42%, Class C shares returned 13.57%, and Class I shares returned 14.89%.1 In comparison, the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 14.41% over the same period.2

High-yield corporate bonds produced positive returns over the reporting period, amid low interest rates, moderate economic growth and accommodative central bank policies. The fund’s relative performance versus the Index was due in part to successful security selection decisions with the packaging and energy industries.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. At least 80% of the fund’s net assets are invested in fixed-income securities that are rated below- investment-grade (“high-yield” or “junk” bonds) or are the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc.

In choosing securities, the fund’s portfolio managers seek to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest-rate movements. The fund’s investment process involves a “top-down” approach to security selection. The fund looks at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company’s financial strength, and the company’s management. The fund also looks for companies that are under-leveraged, have positive free cash flow and are self-financing.

The fund may, but is not required to, use certain derivatives, such as options, futures, options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts and swap agreements (including interest-rate and credit-default swap agreements). The fund also may invest in collateralized debt obligations (CDOs). The fund may also make forward commitments, whereby it agrees to buy or sell a security in the future at a price agreed upon today.

Supportive Central Bank Policies Bolster Returns

Bonds produced strong returns over the 12-month period, in an environment of moderate economic growth and supportive policies from the U.S. Federal Reserve (the “Fed”), and other central banks around the world. Prior to the start of the year, concerns over tightening in the face of unsupportive data by the Fed, and the conclusion of quantitative easing programs by the European Central Bank (ECB) and Bank of Japan (BOJ) roiled fixed-income markets. In January, the environment turned a corner, when Chairman Powell made comments that the Fed would be patient and flexible with the pace of future interest-rate increases. Soon after, the ECB and the BOJ made statements indicating they would continue to support growth if needed, and that rates would likely stay lower for longer. This reassured investors, as did progress toward a trade resolution between the U.S. and China. Rates

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

generally fell during the period, supporting Treasury returns. After significant widening of spreads at the end of 2018, tightening occurred across many asset classes during the period, allowing risk assets to perform well, with corporate debt leading the broader market. In May, equity markets sputtered due to resurfacing trade issues, causing investors to seek safe-haven assets, depressing yields and providing an additional boost to fixed-income market values. The Fed reiterated its patient stance regarding future rate hikes and its willingness to take action to support economic growth rates during its May meeting.

However, concerns over slowing economic growth continued, and inflation floundered. The Fed decided to provide additional stimulus by cutting the fed funds rate. It did so three times during the period, each time by 25 basis points. These cuts occurred in July, September and October. Rates across the Treasury curve fell, and the curve continued its flattening trend with portions of the yield curve inverting during the middle of the period. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged due to progress in U.S./China trade negotiations and stronger, forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of the year.

Security Selection Decisions Bolster Returns

The fund’s performance compared to the Index benefited over the reporting period largely from successful security selection. Debt issued by Brand Energy and Infrastructure and Genesis Energy was among the leading contributors to results. Merger and acquisition activity within the energy sector exposure was accretive to bond prices. An underweight allocation to credit issued by energy companies also provided a tailwind to results. Many energy companies struggled during the period, and reduced exposure to this area of the market was helpful. Security selection within the packaging industry also boosted returns, where credit issued by Ardagh Package Finance Holdings was among the leading individual contributors to performance. Financial industry debt also worked to bolster results, where individual security selection and an overweight allocation to the industry were both favorable. From a credit rating perspective, positioning within single-B and CCC also benefited performance.

Conversely, underweight exposure to credit issued by retailers constrained performance, as the sector performed well during the period. Security selection within retail also detracted, where debt issued by Party City Holdings was among the leading negative contributors during the 12 months. Short duration positioning also detracted in an environment where rates generally fell for much of the period. An allocation to cash also worked to create a slight drag on relative results, as did underweight exposure to BB rated debt, which performed well during the year.

Positioned for Growth Stabilization

It is our opinion that there has been some stabilization in the economy. Increased visibility surrounding a potential trade deal with China has helped lift some of the negative sentiment in the market. In addition, the most recent round of corporate earnings was stronger than anticipated. These two factors, combined with continued, accommodative central bank policies, has allowed risk assets to rally. High-yield markets have participated in that rally. While we did see a slight uptick in defaults last year, we expect the level of defaults to remain stable and below long-term historical averages. As growth expectations have stabilized, we think the high-yield asset class will continue to benefit from stable issuer balance sheets for the foreseeable future.

We maintain that a disciplined, research-intensive approach is very important for investment success. As always, we will continue to seek opportunities for investment backed by strong fundamentals.

January 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2%, and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted, and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The risks of an investment in a collateralized debt obligation (CDO) depend largely on the type of the collateral and the tranche of the CDO in which the fund invests. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class.

Floating-rate bank loans are often less liquid than other types of debt instruments. There is no assurance that the liquidation of any collateral from a secured bank loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon High Yield Fund with a hypothetical investment of $10,000 in the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class A shares, Class C shares and Class I shares of BNY Mellon High Yield Fund on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/19
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	9.24%	3.94%	5.63%
Without sales charge	14.42%	4.89%	6.13%
Class C shares
with applicable redemption charge †	12.57%	4.11%	5.34%
without redemption	13.57%	4.11%	5.34%
Class I shares	14.89%	5.19%	6.39%
ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index	14.41%	6.14%	7.48%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon High Yield Fund from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Class A	Class C	Class I
Expense paid per $1,000†	$4.88	$8.72	$3.60
Ending value (after expenses)	$1,038.60	$1,034.70	$1,041.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Class A	Class C	Class I
Expense paid per $1,000†	$4.84	$8.64	$3.57
Ending value (after expenses)	$1,020.42	$1,016.64	$1,021.68

†  Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C and .70% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2019

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9%
Advertising - 1.6%
Lamar Media, Gtd. Notes		5.75	2/1/2026	3,555,000		3,774,521
National CineMedia, Sr. Scd. Notes		5.88	4/15/2028	1,875,000	[b]	1,997,527
Outfront Media Capital, Gtd. Notes		4.63	3/15/2030	1,860,000	[b]	1,895,991
Outfront Media Capital, Gtd. Notes		5.00	8/15/2027	3,518,000	[b]	3,691,613
Terrier Media Buyer, Gtd. Notes		8.88	12/15/2027	5,584,000	[b]	5,919,040
					17,278,692
Aerospace & Defense - 2.0%
Bombardier, Sr. Unscd. Notes		6.00	10/15/2022	3,015,000	[b]	3,021,633
Bombardier, Sr. Unscd. Notes		7.50	3/15/2025	3,315,000	[b]	3,426,848
Bombardier, Sr. Unscd. Notes		7.88	4/15/2027	2,380,000	[b]	2,454,435
Signature Aviation U.S. Holdings, Gtd. Notes		4.00	3/1/2028	3,275,000	[b]	3,236,191
TransDigm, Gtd. Notes		6.50	5/15/2025	5,270,000		5,491,788
TransDigm, Sr. Scd. Notes		6.25	3/15/2026	3,705,000	[b]	4,018,013
					21,648,908
Automobiles & Components - 1.3%
American Axle & Manufacturing, Gtd. Notes		6.25	4/1/2025	2,315,000		2,415,321
Panther BF Aggregator 2, Gtd. Notes		8.50	5/15/2027	3,810,000	[b]	4,055,173
Panther BF Aggregator 2, Sr. Scd. Notes		6.25	5/15/2026	4,585,000	[b]	4,948,930
Tenneco, Gtd. Notes		5.00	7/15/2026	2,160,000	[c]	1,992,654
Tenneco, Sr. Scd. Notes	EUR	5.00	7/15/2024	1,157,000	[b]	1,347,837
					14,759,915
Banks - .7%
CIT Bank, Sr. Unscd. Notes		2.97	9/27/2025	2,365,000		2,363,522
CIT Group, Sr. Unscd. Notes		5.25	3/7/2025	970,000		1,069,022
CIT Group, Sub. Notes		6.13	3/9/2028	1,355,000		1,602,758
Citigroup, Jr. Sub. Stock		5.95	1/30/2023	2,400,000		2,542,836
					7,578,138
Beverage Products - .1%
Cott Holdings, Gtd. Notes		5.50	4/1/2025	1,030,000	[b]	1,078,498
Building Materials - 1.4%
Cornerstone Building Brands, Gtd. Notes		8.00	4/15/2026	4,680,000	[b,c]	4,890,717
Griffon, Gtd. Notes		5.25	3/1/2022	4,080,000		4,105,471
Jeld-Wen, Gtd. Notes		4.63	12/15/2025	2,675,000	[b]	2,761,710
Masonite International, Gtd. Notes		5.38	2/1/2028	2,176,000	[b]	2,302,426
Standard Industries, Sr. Unscd. Notes		6.00	10/15/2025	955,000	[b]	1,006,322
					15,066,646

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Chemicals - .9%
Consolidated Energy Finance, Gtd. Notes	6.50	5/15/2026	3,460,000	[b]	3,253,602
Consolidated Energy Finance, Sr. Unscd. Notes	6.88	6/15/2025	490,000	[b]	469,170
Kraton Polymers, Gtd. Notes	7.00	4/15/2025	4,005,000	[b,c]	4,136,404
Venator Finance, Gtd. Notes	5.75	7/15/2025	1,750,000	[b]	1,618,750
				9,477,926
Collateralized Loan Obligations Debt - 2.1%
Babson CLO, Ser. 2015-IA, Cl. ER, 3 Month LIBOR +5.50%	7.47	1/20/2031	3,000,000	[b,d]	2,598,132
Barings CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +5.50%	7.50	4/15/2031	2,000,000	[b,d]	1,887,516
Battalion CLO XVI, Ser. 2019-16A, CI. D, 3 Month LIBOR +4.36% @ Floor	4.36	12/19/2032	3,000,000	[b,d]	3,008,784
Carlyle Global Market Strategies CLO, Ser. 2014-1A, Cl. ER, 3 Month LIBOR +5.40%	7.40	4/17/2031	3,000,000	[b,d]	2,622,228
Dryden 37 Senior Loan Fund CLO, Ser. 2015-37A, Cl. ER, 3 Month LIBOR +5.15%	7.15	1/15/2031	5,000,000	[b,d]	4,573,775
Marble Point CLO XII, Ser. 2018-1A, Cl. E, 3 Month LIBOR +6.00%	8.00	7/16/2031	1,250,000	[b,d]	1,098,955
Octagon Investment Partners 39 CLO, Ser. 2018-3A, Cl. E, 3 Month LIBOR +5.75%	7.72	10/20/2030	2,000,000	[b,d]	1,920,542
OZLM VI CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%	8.05	4/17/2031	4,000,000	[b,d]	3,544,480
Rockford Tower CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR +5.85%	7.75	5/20/2031	1,500,000	[b,d]	1,396,418
Vibrant CLO III, Ser. 2015-3A, Cl. DRR, 3 Month LIBOR +6.35%	8.32	10/20/2031	1,000,000	[b,d]	848,320
				23,499,150
Commercial & Professional Services - 3.4%
Ahern Rentals, Scd. Notes	7.38	5/15/2023	2,000,000	[b]	1,590,830
AMN Healthcare, Gtd. Notes	4.63	10/1/2027	3,115,000	[b]	3,131,658
ASGN, Gtd. Notes	4.63	5/15/2028	1,880,000	[b]	1,935,892
Ashtead Capital, Scd. Notes	4.25	11/1/2029	3,025,000	[b]	3,096,844
Harsco, Gtd. Notes	5.75	7/31/2027	2,255,000	[b]	2,410,133
Jaguar Holding II, Gtd. Notes	6.38	8/1/2023	2,460,000	[b]	2,545,307
MPH Acquisition Holdings, Gtd. Notes	7.13	6/1/2024	3,664,000	[b,c]	3,554,043
Prime Security Services Borrower, Scd. Notes	9.25	5/15/2023	1,538,000	[b]	1,615,861
Prime Security Services Borrower, Sr. Scd. Notes	5.25	4/15/2024	2,070,000	[b]	2,194,376

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Commercial & Professional Services - 3.4% (continued)
Prime Security Services Borrower, Sr. Scd. Notes		5.75	4/15/2026	1,990,000	[b,c]	2,166,620
Techem Verwaltungsgesellschaft 674, Sr. Scd. Notes	EUR	6.00	7/30/2026	1,715,000		2,083,624
United Rentals North America, Gtd. Notes		4.63	10/15/2025	1,975,000		2,034,615
United Rentals North America, Gtd. Notes		5.88	9/15/2026	3,355,000		3,607,548
Verscend Escrow, Sr. Unscd. Notes		9.75	8/15/2026	2,430,000	[b]	2,663,948
Weight Watchers International, Gtd. Notes		8.63	12/1/2025	2,170,000	[b]	2,307,871
					36,939,170
Consumer Discretionary - 7.2%
AMC Entertainment Holdings, Gtd. Notes		5.75	6/15/2025	3,020,000	[c]	2,799,797
AMC Entertainment Holdings, Gtd. Notes		5.88	11/15/2026	1,080,000	[c]	975,858
AMC Entertainment Holdings, Gtd. Notes		6.13	5/15/2027	1,275,000	[c]	1,166,657
Ashton Woods USA, Sr. Unscd. Notes		6.75	8/1/2025	1,900,000	[b]	1,948,289
Boyd Gaming, Gtd. Notes		4.75	12/1/2027	585,000	[b]	608,751
Boyd Gaming, Gtd. Notes		6.00	8/15/2026	3,945,000		4,247,177
Core & Main, Sr. Unscd. Notes		6.13	8/15/2025	2,545,000	[b]	2,646,775
Core & Main Holdings, Sr. Unscd. Notes		8.63	9/15/2024	2,350,000	[b,c]	2,450,850
Eldorado Resorts, Gtd. Notes		6.00	4/1/2025	4,030,000		4,249,978
H&E Equipment Services, Gtd. Notes		5.63	9/1/2025	3,505,000		3,681,705
HD Supply, Gtd. Notes		5.38	10/15/2026	1,870,000	[b]	1,986,543
International Game Technology, Sr. Scd. Notes		6.25	1/15/2027	3,295,000	[b]	3,712,971
International Game Technology, Sr. Scd. Notes		6.50	2/15/2025	3,490,000	[b]	3,926,215
Lennar, Gtd. Notes		5.25	6/1/2026	2,400,000		2,634,834
Lions Gate Capital Holdings, Gtd. Notes		6.38	2/1/2024	2,595,000	[b]	2,718,288
Scientific Games International, Gtd. Notes	EUR	5.50	2/15/2026	1,305,000	[b,c]	1,529,215
Scientific Games International, Gtd. Notes		7.00	5/15/2028	1,550,000	[b]	1,661,368
Scientific Games International, Gtd. Notes		7.25	11/15/2029	1,140,000	[b]	1,241,859
Scientific Games International, Gtd. Notes		8.25	3/15/2026	2,885,000	[b]	3,186,119
Scientific Games International, Sr. Scd. Notes		5.00	10/15/2025	1,990,000	[b]	2,089,500
Stars Group Holdings, Gtd. Notes		7.00	7/15/2026	3,730,000	[b]	4,049,288

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Consumer Discretionary - 7.2% (continued)
Station Casinos, Gtd. Notes		5.00	10/1/2025	2,675,000	[b]	2,728,500
Taylor Morrison Communities, Gtd. Notes		5.88	4/15/2023	3,080,000	[b]	3,327,678
Taylor Morrison Communities, Gtd. Notes		5.88	6/15/2027	1,550,000	[b]	1,708,600
Tempur Sealy International, Gtd. Notes		5.50	6/15/2026	5,685,000		6,001,086
TRI Pointe Group, Gtd. Notes		5.88	6/15/2024	4,815,000		5,250,348
William Lyon Homes, Gtd. Notes		5.88	1/31/2025	3,120,000		3,218,795
Williams Scotsman International, Sr. Scd. Notes		6.88	8/15/2023	2,925,000	[b]	3,087,089
					78,834,133
Consumer Staples - 1.6%
First Quality Finance, Gtd. Notes		5.00	7/1/2025	6,140,000	[b]	6,406,077
Prestige Brands, Gtd. Notes		5.13	1/15/2028	3,335,000	[b]	3,501,750
Prestige Brands, Gtd. Notes		6.38	3/1/2024	2,565,000	[b]	2,672,948
Spectrum Brands, Gtd. Notes		5.75	7/15/2025	1,695,000		1,773,411
The Scotts Miracle-Gro Company, Gtd. Notes		4.50	10/15/2029	3,250,000	[b]	3,330,356
					17,684,542
Diversified Financials - 3.5%
Ally Financial, Gtd. Notes		8.00	11/1/2031	3,402,000		4,728,610
Ally Financial, Sr. Unscd. Notes		4.63	3/30/2025	3,970,000		4,305,802
Ally Financial, Sr. Unscd. Notes		4.63	5/19/2022	1,650,000		1,733,015
FS Energy & Power Fund, Sr. Scd. Notes		7.50	8/15/2023	3,970,000	[b]	4,077,527
Garfunkelux Holdco 3, Sr. Scd. Notes	GBP	8.50	11/1/2022	1,820,000	[c]	2,390,943
Global Aircraft Leasing, Sr. Unscd. Notes		6.50	9/15/2024	300,000	[b]	313,785
Icahn Enterprises, Gtd. Notes		6.25	5/15/2026	2,815,000		3,003,250
Icahn Enterprises, Gtd. Notes		6.75	2/1/2024	890,000		925,969
Nationstar Mortgage, Gtd. Notes		6.50	7/1/2021	740,000		743,996
Nationstar Mortgage Holdings, Gtd. Notes		8.13	7/15/2023	4,025,000	[b]	4,268,935
Navient, Sr. Unscd. Notes		5.50	1/25/2023	4,325,000		4,627,750
Navient, Sr. Unscd. Notes		6.50	6/15/2022	1,995,000		2,167,069
Navient, Sr. Unscd. Notes		7.25	9/25/2023	965,000		1,092,882
Quicken Loans, Gtd. Notes		5.75	5/1/2025	4,470,000	[b]	4,630,182
					39,009,715
Electronic Components - 1.3%
Energizer Holdings, Gtd. Notes		5.50	6/15/2025	2,870,000	[b]	2,983,609
Energizer Holdings, Gtd. Notes		6.38	7/15/2026	1,639,000	[b]	1,748,567
Energizer Holdings, Gtd. Notes		7.75	1/15/2027	1,921,000	[b]	2,150,367
Sensata Technologies, Gtd. Notes		4.88	10/15/2023	2,805,000	[b]	2,994,309

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Electronic Components - 1.3% (continued)
TTM Technologies, Gtd. Notes	5.63	10/1/2025	4,185,000	[b]	4,338,443
				14,215,295
Energy - 9.1%
Antero Midstream Partners, Gtd. Notes	5.75	1/15/2028	1,475,000	[b]	1,286,974
Antero Midstream Partners, Gtd. Notes	5.75	3/1/2027	2,330,000	[b]	2,054,827
Blue Racer Midstream, Sr. Unscd. Notes	6.63	7/15/2026	3,246,000	[b]	2,946,873
Carrizo Oil & Gas, Gtd. Notes	6.25	4/15/2023	2,165,000	[c]	2,202,541
Centennial Resource Production, Gtd. Notes	6.88	4/1/2027	4,920,000	[b]	5,128,227
Cheniere Energy Partners, Gtd. Notes	4.50	10/1/2029	2,750,000	[b]	2,830,988
Cheniere Energy Partners, Sr. Scd. Notes	5.25	10/1/2025	3,045,000		3,180,746
Crestwood Midstream Partners, Gtd. Notes	5.63	5/1/2027	2,820,000	[b]	2,865,896
Crestwood Midstream Partners, Gtd. Notes	5.75	4/1/2025	2,170,000		2,224,228
CrownRock, Sr. Unscd. Notes	5.63	10/15/2025	3,610,000	[b]	3,691,189
DCP Midstream Operating, Gtd. Notes	5.38	7/15/2025	1,535,000		1,673,135
Endeavor Energy Resources, Sr. Unscd. Notes	5.75	1/30/2028	3,615,000	[b]	3,806,956
EnLink Midstream Partners, Sr. Unscd. Notes	4.15	6/1/2025	2,955,000		2,783,861
EnLink Midstream Partners, Sr. Unscd. Notes	4.85	7/15/2026	1,475,000		1,386,238
Enviva Partners, Gtd. Notes	6.50	1/15/2026	4,605,000	[b]	4,941,764
Genesis Energy, Gtd. Bonds	5.63	6/15/2024	4,545,000		4,399,174
Genesis Energy, Gtd. Notes	6.25	5/15/2026	1,635,000		1,566,081
Gulfport Energy, Gtd. Notes	6.00	10/15/2024	1,135,000		808,688
Jagged Peak Energy, Gtd. Notes	5.88	5/1/2026	2,655,000		2,747,533
Matador Resources, Gtd. Notes	5.88	9/15/2026	3,725,000		3,743,718
Oasis Petroleum, Gtd. Notes	6.25	5/1/2026	1,495,000	[b,c]	1,244,625
Parsley Energy, Gtd. Notes	5.38	1/15/2025	3,925,000	[b]	4,052,523
PDC Energy, Gtd. Notes	6.13	9/15/2024	2,640,000		2,680,696
Precision Drilling, Gtd. Notes	7.75	12/15/2023	1,210,000		1,210,502
Shelf Drilling Holdings, Gtd. Notes	8.25	2/15/2025	3,435,000	[b]	3,280,391
SM Energy, Sr. Unscd. Notes	5.63	6/1/2025	3,700,000		3,522,714
Southwestern Energy, Gtd. Notes	7.50	4/1/2026	3,300,000		3,060,833
SRC Energy, Sr. Unscd. Notes	6.25	12/1/2025	2,855,000		2,883,521
Summit Midstream Holdings, Gtd. Notes	5.75	4/15/2025	3,795,000		2,909,494

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Energy - 9.1% (continued)
Targa Resources Partners, Gtd. Bonds	5.13	2/1/2025	3,760,000		3,910,362
Targa Resources Partners, Gtd. Notes	5.88	4/15/2026	880,000		936,649
Targa Resources Partners, Gtd. Notes	6.50	7/15/2027	590,000	[b]	647,142
TerraForm Power Operating, Gtd. Notes	4.75	1/15/2030	2,680,000	[b]	2,731,858
Transocean Poseidon, Sr. Scd. Notes	6.88	2/1/2027	1,573,000	[b]	1,671,033
Transocean Sentry, Sr. Scd. Notes	5.38	5/15/2023	1,770,000	[b]	1,805,382
USA Compression Partners, Gtd. Notes	6.88	9/1/2027	1,600,000		1,669,520
USA Compression Partners, Gtd. Notes	6.88	4/1/2026	2,116,000		2,225,765
WPX Energy, Sr. Unscd. Notes	5.25	9/15/2024	3,035,000		3,232,245
				99,944,892
Environmental Control - 1.4%
Clean Harbors, Sr. Unscd. Notes	4.88	7/15/2027	1,200,000	[b]	1,265,220
Covanta Holding, Sr. Unscd. Notes	5.88	3/1/2024	4,405,000		4,544,484
GFL Environmental, Sr. Scd. Notes	5.13	12/15/2026	1,315,000	[b]	1,385,852
GFL Environmental, Sr. Unscd. Notes	5.38	3/1/2023	2,075,000	[b]	2,142,438
GFL Environmental, Sr. Unscd. Notes	7.00	6/1/2026	580,000	[b]	614,364
GFL Environmental, Sr. Unscd. Notes	8.50	5/1/2027	2,135,000	[b]	2,352,450
Waste Pro USA, Sr. Unscd. Notes	5.50	2/15/2026	2,871,000	[b]	2,999,685
				15,304,493
Food Products - 1.8%
Albertsons, Gtd. Notes	5.75	3/15/2025	1,460,000		1,515,356
Albertsons, Gtd. Notes	5.88	2/15/2028	2,550,000	[b]	2,714,093
Albertsons, Gtd. Notes	6.63	6/15/2024	3,680,000		3,860,872
Albertsons, Gtd. Notes	7.50	3/15/2026	1,255,000	[b]	1,411,089
New Albertsons, Sr. Unscd. Bonds	8.00	5/1/2031	954,000		993,591
Post Holdings, Gtd. Notes	5.00	8/15/2026	7,930,000	[b]	8,390,733
Post Holdings, Gtd. Notes	5.75	3/1/2027	1,015,000	[b]	1,090,945
				19,976,679
Forest Products & Other - .4%
Mercer International, Sr. Unscd. Notes	7.38	1/15/2025	4,630,000	[c]	4,997,460
Health Care - 8.2%
Avantor, Sr. Scd. Notes	6.00	10/1/2024	5,950,000	[b]	6,356,474
Avantor, Sr. Unscd. Notes	9.00	10/1/2025	1,220,000	[b]	1,365,930
Bausch Health, Gtd. Notes	6.13	4/15/2025	4,650,000	[b]	4,814,215
Bausch Health, Gtd. Notes	7.25	5/30/2029	3,990,000	[b]	4,565,956
Bausch Health, Gtd. Notes	9.00	12/15/2025	5,320,000	[b]	6,063,204
Bausch Health, Sr. Scd. Notes	5.75	8/15/2027	2,470,000	[b]	2,684,520

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Health Care - 8.2% (continued)
Bausch Health, Sr. Unscd. Notes		5.00	1/30/2028	840,000	[b]	864,268
Bausch Health, Sr. Unscd. Notes		5.25	1/30/2030	840,000	[b]	873,180
Catalent Pharma Solutions, Gtd. Notes		5.00	7/15/2027	3,380,000	[b]	3,546,803
Centene, Sr. Unscd. Notes		4.63	12/15/2029	785,000	[b]	828,725
Centene, Sr. Unscd. Notes		5.38	6/1/2026	4,390,000	[b]	4,667,009
Charles River Laboratories International, Gtd. Notes		4.25	5/1/2028	2,819,000	[b]	2,877,071
DaVita, Gtd. Notes		5.00	5/1/2025	2,455,000		2,530,700
Eagle Holding II, Sr. Unscd. Notes		7.63	5/15/2022	5,615,000	[b]	5,717,378
Eagle Holding II, Unscd. Notes		7.75	5/15/2022	965,000	[b]	981,559
Encompass Health, Gtd. Notes		4.50	2/1/2028	2,110,000		2,190,391
Encompass Health, Gtd. Notes		4.75	2/1/2030	1,280,000		1,330,368
HCA, Gtd. Notes		5.38	9/1/2026	2,895,000	[c]	3,231,616
HCA, Gtd. Notes		5.88	5/1/2023	1,880,000		2,081,621
HCA, Gtd. Notes		7.50	2/15/2022	2,410,000		2,667,340
Nidda BondCo GmbH, Gtd. Notes	EUR	5.00	9/30/2025	2,000,000		2,355,290
NVA Holdings, Gtd. Notes		6.88	4/1/2026	2,860,000	[b]	3,099,525
Ortho-Clinical Diagnostics, Sr. Unscd. Notes		6.63	5/15/2022	4,175,000	[b]	4,159,317
Polaris Intermediate, Sr. Unscd. Notes		8.50	12/1/2022	3,910,000	[b,c]	3,650,937
Select Medical, Gtd. Notes		6.25	8/15/2026	2,980,000	[b]	3,231,378
Tenet Healthcare, Scd. Notes		6.25	2/1/2027	270,000	[b]	290,925
Tenet Healthcare, Sr. Scd. Notes		5.13	11/1/2027	2,260,000	[b]	2,389,950
Tenet Healthcare, Sr. Unscd. Notes		8.13	4/1/2022	2,445,000		2,709,133
West Street Merger Sub, Sr. Unscd. Notes		6.38	9/1/2025	8,040,000	[b]	8,039,920
					90,164,703
Industrial - 2.1%
AECOM, Gtd. Notes		5.13	3/15/2027	3,499,000		3,771,388
Brand Industrial Services, Sr. Unscd. Notes		8.50	7/15/2025	4,767,000	[b]	4,898,045
EnPro Industries, Gtd. Notes		5.75	10/15/2026	3,085,000		3,294,310
Gates Global, Gtd. Notes		6.25	1/15/2026	3,885,000	[b]	3,958,990
Mueller Water Products, Gtd. Notes		5.50	6/15/2026	1,854,000	[b]	1,958,932
Stevens Holding, Gtd. Notes		6.13	10/1/2026	2,208,000	[b]	2,418,527
Titan Acquisition, Sr. Unscd. Notes		7.75	4/15/2026	2,825,000	[b]	2,803,311
					23,103,503
Information Technology - 2.5%
Ascend Learning, Sr. Unscd. Notes		6.88	8/1/2025	4,591,000	[b]	4,833,933
Camelot Finance, Sr. Scd. Notes		4.50	11/1/2026	1,520,000	[b]	1,564,648
CDK Global, Sr. Unscd. Notes		5.25	5/15/2029	1,875,000	[b]	2,013,281

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Information Technology - 2.5% (continued)
Change Healthcare Holdings, Sr. Unscd. Notes		5.75	3/1/2025	3,665,000	[b]	3,774,913
Genesys Telecommunications Laboratories, Gtd. Notes		10.00	11/30/2024	7,580,000	[b]	8,211,679
IQVIA, Gtd. Notes		5.00	5/15/2027	2,385,000	[b]	2,528,523
RP Crown Parent, Gtd. Notes		7.38	10/15/2024	2,430,000	[b]	2,531,246
The Dun & Bradstreet, Sr. Unscd. Notes		10.25	2/15/2027	1,430,000	[b]	1,647,146
					27,105,369
Insurance - 1.8%
AmWINS Group, Gtd. Notes		7.75	7/1/2026	4,295,000	[b]	4,758,763
AssuredPartners, Sr. Unscd. Notes		7.00	8/15/2025	2,599,000	[b]	2,650,174
GTCR AP Finance, Sr. Unscd. Notes		8.00	5/15/2027	820,000	[b]	855,135
Hub International, Sr. Unscd. Notes		7.00	5/1/2026	5,033,000	[b]	5,335,106
USI, Sr. Unscd. Notes		6.88	5/1/2025	6,220,000	[b]	6,373,572
					19,972,750
Internet Software & Services - .5%
Netflix, Sr. Unscd. Notes		5.88	11/15/2028	1,370,000		1,521,262
Netflix, Sr. Unscd. Notes		5.88	2/15/2025	3,555,000		3,971,237
					5,492,499
Materials - 3.9%
ARD Finance, Sr. Scd. Notes	EUR	5.00	6/30/2027	855,000	[b]	969,651
ARD Finance, Sr. Scd. Notes	EUR	5.00	6/30/2027	3,885,000		4,405,958
ARD Finance, Sr. Scd. Notes		6.50	6/30/2027	3,655,000	[b]	3,785,849
Ardagh Packaging Finance, Gtd. Notes		5.25	8/15/2027	1,280,000	[b,c]	1,349,594
Ardagh Packaging Finance, Gtd. Notes		6.00	2/15/2025	3,460,000	[b]	3,637,325
Ardagh Packaging Finance, Sr. Scd. Notes		4.13	8/15/2026	935,000	[b]	960,127
Berry Global, Sr. Scd. Notes		4.88	7/15/2026	5,530,000	[b]	5,842,854
Flex Acquisition, Sr. Unscd. Notes		6.88	1/15/2025	540,000	[b]	545,395
Flex Acquisition, Sr. Unscd. Notes		7.88	7/15/2026	3,720,000	[b]	3,756,540
LABL Escrow Issuer, Sr. Scd. Notes		6.75	7/15/2026	2,825,000	[b]	3,006,857
Mauser Packaging Solutions Holding, Sr. Scd. Notes		5.50	4/15/2024	5,000	[b]	5,163
Mauser Packaging Solutions Holding, Sr. Unscd. Notes		7.25	4/15/2025	5,615,000	[b]	5,558,794
Reynolds Group Issuer, Gtd. Notes		7.00	7/15/2024	2,555,000	[b]	2,646,022
Trivium Packaging Finance, Gtd. Notes		8.50	8/15/2027	2,805,000	[b]	3,125,752
Trivium Packaging Finance, Sr. Scd. Notes		5.50	8/15/2026	3,195,000	[b]	3,372,719
					42,968,600

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Media - 10.1%
Altice Financing, Sr. Scd. Bonds		7.50	5/15/2026	4,630,000	[b]	4,985,815
Altice Luxembourg, Sr. Scd. Notes	EUR	8.00	5/15/2027	1,785,000		2,250,011
Altice Luxembourg, Sr. Scd. Notes		10.50	5/15/2027	2,525,000	[b]	2,883,298
AMC Networks, Gtd. Notes		4.75	8/1/2025	4,097,000		4,120,906
CCO Holdings, Sr. Unscd. Notes		5.00	2/1/2028	2,050,000	[b]	2,154,899
CCO Holdings, Sr. Unscd. Notes		5.13	5/1/2027	2,155,000	[b]	2,277,512
CCO Holdings, Sr. Unscd. Notes		5.13	5/1/2023	1,570,000	[b]	1,605,663
CCO Holdings, Sr. Unscd. Notes		5.38	6/1/2029	1,500,000	[b]	1,604,025
CCO Holdings, Sr. Unscd. Notes		5.38	5/1/2025	2,015,000	[b]	2,084,689
CCO Holdings, Sr. Unscd. Notes		5.50	5/1/2026	4,725,000	[b]	4,989,943
CCO Holdings, Sr. Unscd. Notes		5.75	2/15/2026	2,705,000	[b]	2,858,833
CCO Holdings, Sr. Unscd. Notes		5.88	5/1/2027	1,860,000	[b]	1,971,270
CSC Holdings, Gtd. Notes		5.38	2/1/2028	1,020,000	[b]	1,089,944
CSC Holdings, Gtd. Notes		5.50	5/15/2026	4,900,000	[b]	5,199,206
CSC Holdings, Gtd. Notes		6.50	2/1/2029	2,630,000	[b]	2,937,381
CSC Holdings, Sr. Unscd. Bonds		5.25	6/1/2024	2,385,000	[c]	2,574,810
CSC Holdings, Sr. Unscd. Notes		5.75	1/15/2030	2,115,000	[b]	2,260,406
Diamond Sports Group, Gtd. Notes		6.63	8/15/2027	5,195,000	[b,c]	5,061,748
Diamond Sports Group, Sr. Scd. Notes		5.38	8/15/2026	7,225,000	[b]	7,322,003
DISH DBS, Gtd. Notes		5.88	7/15/2022	3,120,000		3,312,754
DISH DBS, Gtd. Notes		5.88	11/15/2024	1,934,000		1,980,339
Entercom Media, Scd. Notes		6.50	5/1/2027	2,640,000	[b,c]	2,832,317
Gray Television, Gtd. Notes		5.13	10/15/2024	2,450,000	[b]	2,546,983
Gray Television, Gtd. Notes		5.88	7/15/2026	1,509,000	[b]	1,607,990
Midcontinent Communications, Gtd. Notes		5.38	8/15/2027	2,225,000	[b]	2,359,273
Nexstar Media Group, Gtd. Notes		5.63	7/15/2027	3,000,000	[b]	3,166,950
Radiate Holdco, Sr. Unscd. Notes		6.63	2/15/2025	4,500,000	[b]	4,558,117
Radiate Holdco, Sr. Unscd. Notes		6.88	2/15/2023	1,204,000	[b]	1,228,580
Scripps Escrow, Gtd. Notes		5.88	7/15/2027	5,435,000	[b]	5,703,217
Sinclair Television Group, Gtd. Notes		5.13	2/15/2027	3,655,000	[b,c]	3,765,920
Sirius XM Radio, Gtd. Notes		5.38	7/15/2026	2,665,000	[b]	2,837,459
Sirius XM Radio, Gtd. Notes		5.50	7/1/2029	2,895,000	[b]	3,135,546
TEGNA, Gtd. Notes		5.00	9/15/2029	2,585,000	[b]	2,633,469
Townsquare Media, Gtd. Notes		6.50	4/1/2023	1,933,000	[b]	1,967,630
Virgin Media Secured Finance, Sr. Scd. Notes		5.50	5/15/2029	3,065,000	[b]	3,250,739
Ziggo, Sr. Scd. Notes		4.88	1/15/2030	2,166,000	[b]	2,241,014
Ziggo, Sr. Scd. Notes		5.50	1/15/2027	1,515,000	[b]	1,612,490
					110,973,149
Metals & Mining - 2.5%
Commercial Metals, Sr. Unscd. Notes		5.75	4/15/2026	3,630,000		3,801,962

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Metals & Mining - 2.5% (continued)
Constellium, Gtd. Notes	6.63	3/1/2025	4,825,000	[b]	5,018,434
First Quantum Minerals, Gtd. Notes	7.25	4/1/2023	2,040,000	[b,c]	2,116,225
Freeport-McMoRan, Gtd. Notes	4.55	11/14/2024	1,740,000		1,842,947
Freeport-McMoRan, Gtd. Notes	5.00	9/1/2027	2,120,000	[c]	2,229,922
Freeport-McMoRan, Gtd. Notes	5.45	3/15/2043	1,710,000		1,774,296
Hudbay Minerals, Gtd. Notes	7.63	1/15/2025	3,390,000	[b]	3,585,213
Kaiser Aluminum, Gtd. Notes	4.63	3/1/2028	2,455,000	[b]	2,523,372
Novelis, Gtd. Notes	5.88	9/30/2026	1,895,000	[b]	2,020,880
Novelis, Gtd. Notes	6.25	8/15/2024	2,625,000	[b]	2,759,505
				27,672,756
Real Estate - 2.9%
Brookfield Property REIT, Sr. Scd. Notes	5.75	5/15/2026	6,485,000	[b]	6,853,828
Greystar Real Estate Partners, Sr. Scd. Notes	5.75	12/1/2025	3,770,000	[b]	3,920,762
Iron Mountain, Gtd. Notes	5.25	3/15/2028	3,570,000	[b]	3,719,404
Ladder Capital Finance Holdings, Gtd. Notes	5.25	10/1/2025	8,220,000	[b]	8,552,211
MGM Growth Properties Operating Partnership, Gtd. Notes	5.75	2/1/2027	2,960,000	[b]	3,311,500
VICI Properties, Gtd. Notes	4.25	12/1/2026	1,665,000	[b]	1,718,005
VICI Properties, Gtd. Notes	4.63	12/1/2029	3,270,000	[b]	3,423,200
				31,498,910
Retailing - .8%
Reliance Intermediate Holdings, Sr. Scd. Notes	6.50	4/1/2023	4,274,000	[b]	4,393,309
Staples, Sr. Scd. Notes	7.50	4/15/2026	4,145,000	[b]	4,308,205
				8,701,514
Technology Hardware & Equipment - 1.3%
Banff Merger Sub, Sr. Unscd. Notes	9.75	9/1/2026	2,292,000	[b]	2,326,437
Everi Payments, Gtd. Notes	7.50	12/15/2025	7,265,000	[b]	7,812,890
Tempo Acquisition, Sr. Unscd. Notes	6.75	6/1/2025	4,025,000	[b]	4,165,835
				14,305,162
Telecommunication Services - 7.4%
Altice France, Sr. Scd. Notes	5.50	1/15/2028	1,840,000	[b,c]	1,894,096
Altice France, Sr. Scd. Notes	7.38	5/1/2026	4,475,000	[b]	4,812,818
Altice France, Sr. Scd. Notes	8.13	2/1/2027	1,480,000	[b]	1,669,588
CenturyLink, Sr. Unscd. Debs., Ser. G	6.88	1/15/2028	1,180,000		1,304,310
CenturyLink, Sr. Unscd. Notes	5.13	12/15/2026	1,950,000	[b]	1,989,254
CenturyLink, Sr. Unscd. Notes	5.63	4/1/2025	2,255,000	[c]	2,400,752
CenturyLink, Sr. Unscd. Notes, Ser. Y	7.50	4/1/2024	1,895,000	[c]	2,140,564
Cincinnati Bell, Gtd. Notes	7.00	7/15/2024	1,030,000	[b]	1,082,777
CommScope, Gtd. Notes	8.25	3/1/2027	3,485,000	[b,c]	3,674,410

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.9% (continued)
Telecommunication Services - 7.4% (continued)
CommScope, Sr. Scd. Notes	6.00	3/1/2026	2,430,000	[b]	2,589,466
CommScope Technologies, Gtd. Notes	6.00	6/15/2025	1,425,000	[b]	1,430,173
Connect Finco, Sr. Scd. Notes	6.75	10/1/2026	7,805,000	[b]	8,322,081
DKT Finance, Sr. Scd. Notes	9.38	6/17/2023	1,600,000	[b]	1,707,120
Embarq, Sr. Unscd. Notes	8.00	6/1/2036	1,385,000		1,467,096
Intelsat Connect Finance, Gtd. Notes	9.50	2/15/2023	2,565,000	[b,c]	1,801,143
Intelsat Jackson Holdings, Gtd. Notes	8.50	10/15/2024	3,215,000	[b]	2,935,022
Intelsat Jackson Holdings, Gtd. Notes	9.75	7/15/2025	3,055,000	[b]	2,832,245
Intrado, Gtd. Notes	8.50	10/15/2025	1,400,000	[b]	1,123,500
Level 3 Financing, Gtd. Notes	5.38	1/15/2024	2,345,000		2,389,942
Level 3 Financing, Gtd. Notes	5.38	5/1/2025	2,650,000		2,748,275
Plantronics, Gtd. Notes	5.50	5/31/2023	2,310,000	[b]	2,263,777
Sprint, Gtd. Notes	7.13	6/15/2024	3,950,000		4,269,298
Sprint, Gtd. Notes	7.63	3/1/2026	2,880,000		3,181,392
Sprint, Gtd. Notes	7.63	2/15/2025	1,140,000		1,253,829
Sprint, Gtd. Notes	7.88	9/15/2023	3,220,000		3,559,436
Sprint Capital, Gtd. Notes	8.75	3/15/2032	1,415,000		1,720,074
Sprint Communications, Sr. Unscd. Notes	6.00	11/15/2022	3,000,000		3,151,590
Sprint Communications, Sr. Unscd. Notes	11.50	11/15/2021	890,000		1,018,445
T-Mobile USA, Gtd. Notes	4.50	2/1/2026	1,885,000		1,935,612
T-Mobile USA, Gtd. Notes	5.13	4/15/2025	3,575,000		3,707,132
T-Mobile USA, Gtd. Notes	6.00	4/15/2024	4,610,000		4,771,304
				81,146,521
Utilities - 2.1%
AES, Sr. Unscd. Notes	6.00	5/15/2026	3,950,000		4,214,057
AmeriGas Partners, Sr. Unscd. Notes	5.88	8/20/2026	1,475,000		1,628,916
Clearway Energy Operating, Gtd. Notes	4.75	3/15/2028	595,000	[b]	603,925
Clearway Energy Operating, Gtd. Notes	5.75	10/15/2025	3,995,000		4,213,067
NRG Energy, Gtd. Notes	5.75	1/15/2028	1,880,000		2,043,278
NRG Energy, Gtd. Notes	6.63	1/15/2027	1,980,000		2,151,963
NRG Energy, Gtd. Notes	7.25	5/15/2026	1,650,000		1,805,678
Vistra Operations, Gtd. Notes	5.00	7/31/2027	3,110,000	[b]	3,255,641
Vistra Operations, Gtd. Notes	5.50	9/1/2026	1,995,000	[b]	2,119,333
Vistra Operations, Gtd. Notes	5.63	2/15/2027	695,000	[b]	733,642
				22,769,500
Total Bonds and Notes (cost $912,638,206)			943,169,188

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Floating Rate Loan Interests - 7.7%
Advertising - .3%
Clear Channel Outdoor Holdings, Term B Loan, 1 Month LIBOR +3.50%	5.30	8/21/2026	3,675,788	[d]	3,702,363
Commercial & Professional Services - .5%
Pi Lux Finco, Second Lien Facility 1 Term Loan, 1 Month LIBOR +7.25%	9.05	1/1/2026	3,065,000	[d]	3,003,700
Verscend Holding, Term B Loan, 1 Month LIBOR +4.50%	6.30	8/27/2025	2,375,940	[d]	2,397,715
				5,401,415
Consumer Discretionary - .2%
Ap Gaming I, First Lien Incremental Term B Loan, 1 Month LIBOR +3.50%	5.30	2/15/2024	2,581,927	[d]	2,594,837
Diversified Financials - .4%
VFH Parent, Initial Term Loan, 3 Month LIBOR +3.50%	5.26	3/1/2026	4,161,899	[d]	4,183,228
Energy - .7%
Lower Cadence Holdings, Initial Term Loan, 1 Month LIBOR +4.00%	5.70	5/22/2026	3,441,353	[d]	3,413,410
Prairie Eci Acquiror, Initial Term Loan, 3 Month LIBOR +4.75%	6.69	3/11/2026	3,883,750	[d]	3,864,331
				7,277,741
Health Care - .5%
Air Methods, Initial Term Loan, 3 Month LIBOR +3.50%	5.44	4/21/2024	2,977,099	[d]	2,616,751
Surgery Center Holdings, Initial Term Loan, 1 Month LIBOR +3.25%	5.05	8/31/2024	3,191,837	[d]	3,184,527
				5,801,278
Industrial - .7%
Titan Acquisition, Initial Term Loan, 1 Month LIBOR +3.00%	4.80	3/28/2025	2,731,101	[d]	2,692,565
Travelport Finance, First Lien Initial Term Loan, 3 Month LIBOR +5.00%	6.94	5/30/2026	4,658,325	[d]	4,369,509
				7,062,074
Information Technology - 1.3%
Dun & Bradstreet, Initial Term Loan, 1 Month LIBOR +5.00%	6.79	2/8/2026	6,854,000	[d]	6,922,540
Finastra USA, First Lien Dollar Term Loan, 3 Month LIBOR +3.50%	5.70	6/13/2024	3,104,921	[d]	3,089,831
Greeneden US Holdings II, Tranche B-3 Dollar Term Loan, 1 Month LIBOR +3.25%	5.05	12/1/2023	2,586,802	[d]	2,598,921

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Floating Rate Loan Interests - 7.7% (continued)
Information Technology - 1.3% (continued)
Ultimate Software Group, First Lien Initial Term Loan, 1 Month LIBOR +3.75%	5.55	5/3/2026	1,311,713	[d]	1,322,167
				13,933,459
Insurance - 1.7%
Asurion, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR +6.50%	8.30	8/4/2025	9,040,000	[d]	9,172,210
HUB International, 2019 Incremental Term Loan, 3 Month LIBOR +4.00%	5.90	4/25/2025	1,618,000	[d]	1,636,413
Mayfield Agency Borrower, First Lien Term B Loan, 1 Month LIBOR +4.50%	6.30	2/28/2025	4,462,061	[d]	4,183,183
Sedgwick CMS, Term Loan, 1 Month LIBOR +3.25%	5.05	12/31/2025	3,940,200	[d]	3,947,588
				18,939,394
Internet Software & Services - .3%
Web.com Group, First Lien Initial Term Loan, 3 Month LIBOR +3.75%	5.49	10/11/2025	3,177,718	[d]	3,179,767
Materials - .2%
BWAY, Initial Term Loan, 3 Month LIBOR +3.25%	5.23	4/3/2024	2,208,673	[d]	2,205,228
Media - .2%
WideOpenWest Finance, Refinancing Term B Loan, 1 Month LIBOR +3.25%	5.03	8/19/2023	2,630,551	[d]	2,619,595
Retailing - .2%
Bass Pro Group, Initial Term Loan, 1 Month LIBOR +5.00%	6.80	9/25/2024	2,580,203	[d]	2,577,520
Telecommunication Services - .2%
Iridium Satellite, Initial Term Loan, 1 Month LIBOR +3.75%	5.55	11/4/2026	1,980,000	[d]	2,007,849
Utilities - .3%
Helix Gen Funding, Term Loan, 1 Month LIBOR +3.75%	5.55	6/3/2024	3,300,000	[d]	3,261,951
Total Floating Rate Loan Interests (cost $84,493,844)			84,747,699
			Shares
Exchange-Traded Funds - 3.1%
Registered Investment Companies - 3.1%
Invesco Senior Loan ETF			145,000	[c]	3,308,900
iShares iBoxx High Yield Corporate Bond ETF			265,000		23,304,100

STATEMENT OF INVESTMENTS (continued)

Description			Shares		Value ($)
Exchange-Traded Funds - 3.1% (continued)
Registered Investment Companies - 3.1% (continued)
SPDR Blackstone / GSO Senior Loan ETF			150,500	[c]	7,010,290
Total Exchange-Traded Funds (cost $33,334,072)			33,623,290
	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - .0%
U.S. Government Securities
U.S. Treasury Bills (cost $288,654)	1.61	4/16/2020	290,000	[e]	288,721
	1-Day Yield (%)		Shares
Investment Companies - 2.8%
Registered Investment Companies - 2.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $30,103,699)	1.60		30,103,699	[f]	30,103,699

Investment of Cash Collateral for Securities Loaned - 2.9%
Registered Investment Companies - 2.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $31,853,238)	1.60		31,853,238	[f]	31,853,238
Total Investments (cost $1,092,711,713)			102.4%	1,123,785,835
Liabilities, Less Cash and Receivables			(2.4%)	(26,329,319)
Net Assets			100.0%	1,097,456,516

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities were valued at $660,471,998 or 60.18% of net assets.

c Security, or portion thereof, on loan. At December 31, 2019, the value of the fund’s securities on loan was $55,463,920 and the value of the collateral was $57,712,076, consisting of cash collateral of $31,853,238 and U.S. Government & Agency securities valued at $25,858,838.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Security is a discount security. Income is recognized through the accretion of discount.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Communications	20.5
Consumer, Non-cyclical	15.8
Industrial	12.5
Financial	11.1
Consumer, Cyclical	10.1
Energy	9.8
Investment Companies	8.8
Technology	5.1
Basic Materials	3.8
Utilities	2.4
Collateralized Loan Obligations	2.1
Diversified	.4
Government	.0
102.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18 ($)	Purchases ($)	Sales ($)	Value 12/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	451,884,490	421,780,791	30,103,699	2.8	1,080,109
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	46,758,674	308,962,106	323,867,542	31,853,238	2.9	-
Total	46,758,674	760,846,596	745,648,333	61,956,937	5.7	1,080,109

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS December 31, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
Barclays Capital
United States Dollar	7,915,564	Euro	7,120,000	1/31/2020	(86,319)
Goldman Sachs
United States Dollar	5,709,533	British Pound	4,370,000	1/31/2020	(84,126)
United States Dollar	7,771,522	Euro	6,990,000	1/31/2020	(84,259)
Gross Unrealized Depreciation					(254,704)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $55,463,920)—Note 1(c):
Unaffiliated issuers	1,030,754,776	1,061,828,898
Affiliated issuers	61,956,937	61,956,937
Cash denominated in foreign currency	5,899,436	6,031,518
Interest and securities lending income receivable		14,979,122
Receivable for shares of Beneficial Interest subscribed		4,985,114
Receivable for investment securities sold		4,333,639
		1,154,115,228
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		662,836
Cash overdraft due to Custodian		2,705,462
Liability for securities on loan—Note 1(c)		31,853,238
Payable for investment securities purchased		18,292,949
Payable for shares of Beneficial Interest redeemed		2,883,865
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		254,704
Trustees’ fees and expenses payable		5,658
		56,658,712
Net Assets ($)		1,097,456,516
Composition of Net Assets ($):
Paid-in capital		1,193,359,484
Total distributable earnings (loss)		(95,902,968)
Net Assets ($)		1,097,456,516

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	156,134,273	11,396,291	929,925,952
Shares Outstanding	25,246,594	1,842,614	150,234,673
Net Asset Value Per Share ($)	6.18	6.18	6.19

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income ($):
Income:
Interest	60,573,587
Dividends:
Unaffiliated issuers	855,336
Affiliated issuers	1,080,109
Income from securities lending—Note 1(c)	383,734
Total Income	62,892,766
Expenses:
Management fee—Note 3(a)	7,142,147
Distribution/Service Plan fees—Note 3(b)	502,608
Trustees’ fees—Note 3(a,d)	92,180
Loan commitment fees—Note 2	28,211
Total Expenses	7,765,146
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(92,180)
Net Expenses	7,672,966
Investment Income—Net	55,219,800
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(19,911,499)
Net realized gain (loss) on forward foreign currency exchange contracts	520,123
Net Realized Gain (Loss)	(19,391,376)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	98,230,900
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(220,421)
Net Change in Unrealized Appreciation (Depreciation)	98,010,479
Net Realized and Unrealized Gain (Loss) on Investments	78,619,103
Net Increase in Net Assets Resulting from Operations	133,838,903

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	55,219,800	63,853,769
Net realized gain (loss) on investments	(19,391,376)	(5,650,584)
Net change in unrealized appreciation (depreciation) on investments	98,010,479	(98,357,186)
Net Increase (Decrease) in Net Assets Resulting from Operations	133,838,903	(40,154,001)
Distributions ($):
Distributions to shareholders:
Class A	(7,880,254)	(8,506,957)
Class C	(642,082)	(1,079,162)
Class I	(48,529,327)	(59,375,000)
Total Distributions	(57,051,663)	(68,961,119)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	87,260,245	70,378,346
Class C	1,056,904	645,134
Class I	371,736,324	342,304,618
Distributions reinvested:
Class A	6,307,472	6,865,413
Class C	434,755	754,720
Class I	14,711,190	19,362,384
Cost of shares redeemed:
Class A	(76,379,860)	(91,007,055)
Class C	(8,008,478)	(8,969,733)
Class I	(239,422,839)	(602,053,961)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	157,695,713	(261,720,134)
Total Increase (Decrease) in Net Assets	234,482,953	(370,835,254)
Net Assets ($):
Beginning of Period	862,973,563	1,233,808,817
End of Period	1,097,456,516	862,973,563

	Year Ended December 31,
	2019	2018
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	14,409,743	11,442,587
Shares issued for distributions reinvested	1,037,190	1,131,021
Shares redeemed	(12,591,956)	(14,929,871)
Net Increase (Decrease) in Shares Outstanding	2,854,977	(2,356,263)
Class Cb
Shares sold	174,332	105,712
Shares issued for distributions reinvested	71,593	124,101
Shares redeemed	(1,327,018)	(1,467,679)
Net Increase (Decrease) in Shares Outstanding	(1,081,093)	(1,237,866)
Class Ia
Shares sold	61,323,100	55,967,616
Shares issued for distributions reinvested	2,416,407	3,177,617
Shares redeemed	(39,480,975)	(99,971,223)
Net Increase (Decrease) in Shares Outstanding	24,258,532	(40,825,990)

[a] During the period ended December 31, 2018, 2,557 Class I shares representing $15,221 were exchanged for 2,570 Class A shares.

[b] During the period ended December 31, 2019, 9,890 Class C shares representing $60,101 were automatically converted to 9,894 Class A shares and during the period ended December 31, 2018, 10,211 Class C shares representing $62,591 were automatically converted to 10,213 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	5.70	6.30	6.21	5.82	6.45
Investment Operations:
Investment income—net[a]	.32	.33	.32	.33	.35
Net realized and unrealized gain (loss) on investments	.49	(.57)	.11	.39	(.60)
Total from Investment Operations	.81	(.24)	.43	.72	(.25)
Distributions:
Dividends from investment income—net	(.33)	(.35)	(.34)	(.33)	(.38)
Dividends from net realized gain on investments	-	(.01)	(.00)[b]	-	-
Total Distributions	(.33)	(.36)	(.34)	(.33)	(.38)
Net asset value, end of period	6.18	5.70	6.30	6.21	5.82
Total Return (%)[c]	14.42	(4.05)	7.12	12.71	(4.20)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96	.96	.96	.96
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	5.21	5.34	5.14	5.53	5.53
Portfolio Turnover Rate	67.61	72.69	66.96	69.04	54.35
Net Assets, end of period ($ x 1,000)	156,134	127,635	155,919	180,228	170,139

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	5.70	6.30	6.21	5.82	6.45
Investment Operations:
Investment income—net[a]	.27	.28	.28	.28	.30
Net realized and unrealized gain (loss) on investments	.49	(.57)	.10	.39	(.60)
Total from Investment Operations	.76	(.29)	.38	.67	(.30)
Distributions:
Dividends from investment income—net	(.28)	(.30)	(.29)	(.28)	(.33)
Dividends from net realized gain on investments	-	(.01)	(.00)[b]	-	-
Total Distributions	(.28)	(.31)	(.29)	(.28)	(.33)
Net asset value, end of period	6.18	5.70	6.30	6.21	5.82
Total Return (%)[c]	13.57	(4.77)	6.32	11.87	(4.91)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71	1.71	1.71	1.71	1.71
Ratio of net expenses to average net assets	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income to average net assets	4.56	4.63	4.38	4.78	4.79
Portfolio Turnover Rate	67.61	72.69	66.96	69.04	54.35
Net Assets, end of period ($ x 1,000)	11,396	16,665	26,216	59,502	68,331

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	5.70	6.30	6.22	5.82	6.45
Investment Operations:
Investment income—net[a]	.33	.35	.34	.35	.37
Net realized and unrealized gain (loss) on investments	.50	(.58)	.10	.39	(.61)
Total from Investment Operations	.83	(.23)	.44	.74	(.24)
Distributions:
Dividends from investment income—net	(.34)	(.36)	(.36)	(.34)	(.39)
Dividends from net realized gain on investments	-	(.01)	(.00)[b]	-	-
Total Distributions	(.34)	(.37)	(.36)	(.34)	(.39)
Net asset value, end of period	6.19	5.70	6.30	6.22	5.82
Total Return (%)	14.89	(3.80)	7.21	13.17	(3.96)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.71	.71	.71
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	5.46	5.64	5.39	5.79	5.78
Portfolio Turnover Rate	67.61	72.69	66.96	69.04	54.35
Net Assets, end of period ($ x 1,000)	929,926	718,673	1,051,673	923,563	741,184

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon High Yield Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Trust’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

Effective June 3, 2019, the fund changed its name from Dreyfus High Yield Fund to BNY Mellon High Yield Fund and the Trust changed its name from The Dreyfus/Laurel Funds Trust to BNY Mellon Investment Funds III. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a

NOTES TO FINANCIAL STATEMENTS (continued)

front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, floating rate loan interests, and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset

NOTES TO FINANCIAL STATEMENTS (continued)

value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Collateralized Loan Obligations Debt	-	23,499,150	-	23,499,150
Corporate Bonds	-	919,670,038	-	919,670,038
Exchange-Traded Funds	33,623,290	-	-	33,623,290
Floating Rate Loan Interests	-	84,747,699	-	84,747,699
Investment Companies	61,956,937	-	-	61,956,937
U.S. Treasury Securities	-	288,721	-	288,721
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(254,704)	–	(254,704)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

NOTES TO FINANCIAL STATEMENTS (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $78,551 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High Yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,060,385, accumulated capital losses $124,681,143 and unrealized appreciation $27,717,790.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2019. The fund has $30,756,746 of short-term capital losses and $93,924,397 of long-term capital losses which can be carried forward for an unlimited period.

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as follows: ordinary income $57,051,663 and $68,961,119, respectively.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .70% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, Service Plan fees, brokerage commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses). In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). During the period ended December 31, 2019, Trustees’ fees reimbursed by the Adviser amounted to $92,180.

During the period ended December 31, 2019, the Distributor retained $2,346 from commissions earned on sales of the fund’s Class A shares and $146 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2019, Class A and Class C shares were charged $365,607 and $102,751, respectively, pursuant to their Distribution Plans. During the period ended December 31, 2019, Class C shares were charged $34,250 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

(c) The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $643,179, Distribution Plans fees of $40,470 and Service Plan fees of $2,411, which are offset against an expense reimbursement currently in effect in the amount of $23,224.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2019, amounted to $814,374,299 and $655,056,508, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(254,704)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(254,704)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(254,704)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2019:

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Capital	(86,319)		-	-	(86,319)
Goldman Sachs	(168,385)		-	-	(168,385)
Total	(254,704)		-	-	(254,704)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2019:

Average Market Value ($)
Forward contracts	14,997,732

At December 31, 2019, the cost of investments for federal income tax purposes was $1,096,207,296; accordingly, accumulated net unrealized appreciation on investments was $27,578,539, consisting of $37,594,411 gross unrealized appreciation and $10,015,872 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds III (formerly, The Dreyfus/Laurel Funds Trust):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon High Yield Fund (formerly, Dreyfus High Yield Fund) (the “Fund”), a series of BNY Mellon Investment Funds III (formerly, The Dreyfus/Laurel Funds Trust), including the statements of investments and forward foreign currency exchange contracts, as of December 31, 2019, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, agent banks, and brokers, or by other appropriate auditing procedures when replies from agent banks and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
February 27, 2020

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 77.79% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1999)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Francine J. Bovich (68)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 69

———————

Andrew J. Donohue (68)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 55

———————

Kenneth A. Himmel (72)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 22

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (72)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (70)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 55

———————

Benaree Pratt Wiley (73)
Board Member (1998)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 75

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

BNY Mellon High Yield Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DPLTX Class C: PTHIX Class I: DLHRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0029AR1219

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $61,360 in 2018 and $64,430 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,810 in 2018 and $4,890 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,960 in 2018 and $2,730 in 2019. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.   The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2019.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $331,000 in 2018 and $463,000 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 24, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    February 24, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)